UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-21691

Adirondack Funds

(Exact name of Registrant as specified in charter)

2390 Western Avenue, Guilderland, NY  12084

 (Address of principal executive offices)

(Zip code)

Gregory A. Roeder, Adirondack Research and Management, Inc.

2390 Western Avenue, Guilderland, NY  12084

 (Name and address of agent for service)

Copy to:

JoAnn M. Strasser, Thompson Hine LLP

312 Walnut Street, 14th Floor, Cincinnati, Ohio  45202

Registrant's telephone number, including area code: (518) 690-0470

Date of fiscal year end: March 31

Date of reporting period: September 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A Registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A Registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

The Adirondack Small Cap Fund

ADKSX

SEMI-ANNUAL REPORT

September 30, 2018

(UNAUDITED)

This Page Was Left Blank Intentionally

THE ADIRONDACK SMALL CAP FUND

MANAGERS COMMENTARY

SEPTEMBER 30, 2018 (UNAUDITED)

Dear Fellow Shareholders,

The Adirondack Small Cap Fund’s net asset value at September 30th was $23.24, up 8.60% from its March 31st fiscal year-end.  The Fund’s benchmark index (Russell 2000® Value Index) returned 10.04% during the same period.  The top ten holdings represented 25.7% of the portfolio and the turnover for the first six months of the fiscal year was 18.46%.*

During the six months ended September 30, 2018, U.S. equities hit an all-time high in August, but retreated in September due to worries over tariffs, inflation and future interest rates.  The domestic economy remains strong and with unemployment at historic lows, wage inflation remains an issue.  Collectively these factors have set the stage for three rate hikes in 2018, the fourth is mostly likely coming in December 2018.  We are no longer seeing synchronized global growth with emerging markets having been hit particularly hard due to low commodity prices coupled with a strong dollar.

The Adirondack Small Cap Fund also hit an all-time high this summer, yet failed to keep pace when the benchmark surged.  However, we were able to offset some of this underperformance when the market declined in September.  We continue to trim winners while reinvesting in companies/industries with catalysts for value creation.  These catalysts take time to play out and we continue to apply vigilance as well as patience when monitoring them.  We exited some winning positions completely once they reached our price target.  For example, we bought shares of Matrix Services (MTRX), an Oklahoma based contractor to the oil and gas industry, after they had cost overruns on a large power plant project.  We saw that the risks of further deterioration were well contained and we bought in at roughly $10/share in July 2017.  The company quickly regained the market’s confidence and the shares doubled within twelve months.  With that appreciation in share price, we exited the position in August 2018 as we could no longer justify the valuation against other alternatives in the market.

Purchasing shares of companies at a meaningful discount requires us to lean against the prevailing consensus.  Southwestern Energy (SWN), for example, is currently unloved.  (As of 9/30/18, SWN represented 1.37% of the portfolio.)  Only two of more than twenty analysts covering this company rate the stock a buy. SWN’s primary product is natural gas from their holdings of mineral rights within the largest gas producing basin (Marcellus) in the United States.  Investors frustrated with the ongoing bear market in natural gas have recently pressed them to generate better economics from new wells completed in this region.  This is not unique to SWN as many of its competitors are also being scrutinized by investors/activists.  The Marcellus basin accounts for nearly one-third of U.S. gas production, therefore any moderation in the pace of wells completed will ultimately have a material impact on domestic output.  We believe there will be an inflection point over the next three years where producer discipline meets increased demand from new LNG (liquefied natural gas) export terminals, gas fired electric plants and petrochemical facilities currently under construction around the country.  We think Southwestern, with its high-quality acreage position in this important low-cost basin, stands to benefit meaningfully.

THE ADIRONDACK SMALL CAP FUND

MANAGERS COMMENTARY (CONTINUED)

SEPTEMBER 30, 2018 (UNAUDITED)

Overall, we had solid contributors in Consumer Discretionary, Technology and Financials, only to give up these gains in Healthcare and Industrials.  In Healthcare, we continue to avoid biotech companies that do not meet out value parameters.  While this lack of exposure has hurt us, our stock picks in healthcare equipment struggled.  Particularly frustrating has been our position in Invacare (IVC), an Ohio based company focused on in-home medical equipment, which rose considerably after new management appeared to have addressed regulatory issues and began to right the ship.  We trimmed about a third of the position at materially higher prices as the stock met near term price targets, but it was not quite enough as the stock quickly gave up its gains as cost and reimbursement concerns took center stage.  We continue to closely monitor the progress of the turnaround at Invacare.  (As of 9/30/18, IVC represented 1.25% of the portfolio.)

Macroeconomic issues relating to trade, interest rates, emerging markets and inflation add additional elements of uncertainty. Depending on which headline you read, the economic outlook is either half full or half empty. Such sentiment would suggest that the gradual 10-year recovery from the 2008 crisis still has a way to go.  Market timing based on economic forecasts, however, has never been a successful tactic. As value investors, we are paid to handicap our opportunity set.  Competition, capital allocation, rapidly evolving technology and changes in consumer tastes are always important considerations. Rising interest rates, unpredictable input costs and labor market challenges will wreak havoc on some companies and merely be a bump in the road for others. We remain focused on companies that we believe are misunderstood by investors.  Those whose valuations are anchored by past missteps are typically our favorite candidates.

We are also pleased to announce that we further reduced our management fee in August in a continued effort to reduce shareholder expenses.  We thank you for your continued investment in The Adirondack Small Cap Fund.  For the most up-to-date information on your investment, please visit our website at www.adirondackfunds.com or call us at (518) 690-0470.

Sincerely,

Matt Reiner, CFA

Greg Roeder, CFA

Portfolio Manager

Portfolio Manager

mreiner@adirondackfunds.com

groeder@adirondackfunds.com

THE ADIRONDACK SMALL CAP FUND

MANAGERS COMMENTARY (CONTINUED)

SEPTEMBER 30, 2018 (UNAUDITED)

*Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 888-686-2729, or visiting www.adirondackfunds.com.

**Per the prospectus dated 8/1/18, the Fund’s gross annual operating expense ratio is 1.23%. The Advisor has contractually agreed to waive fees or reimburse the Fund to the extent necessary to maintain the Fund’s total annual operating expenses at 1.48% until August 1, 2019, subject to termination by the Fund on 60 days’ written notice.  The annualized expense ratio for the six months ending September 30 was 1.22%.

The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility. Additionally, value investing is subject to the risk that a company’s intrinsic value may never be fully realized by the market.

The Fund's investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company, and it may be obtained by calling 1-888-686-2729, or visiting www.adirondackfunds.com. Read it carefully before investing.  The Adirondack Small Cap Fund is distributed by Rafferty Capital Markets, LLC, Garden City, NY 11530.

The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

Portfolio turnover represents the percentage of securities which are bought and sold during a specific period.

THE ADIRONDACK SMALL CAP FUND

TOP TEN HOLDINGS, as a Percentage of the Fund’s Net Assets

SEPTEMBER 30, 2018 (UNAUDITED)

1.	Clarus Corp.	2.86%
2.	Allscripts Healthcare Solutions, Inc.	2.83%
3.	Gray Television, Inc.	2.75%
4.	Cowen Inc. Class A	2.65%
5.	Owens-Illinois, Inc.	2.61%
6.	Vonage Holdings Corp.	2.47%
7.	Cleveland Cliffs, Inc.	2.42%
8.	MGIC Investment Corp.	2.39%
9.	Ciena Corp.	2.37%
10.	Covanta Holding Corp.	2.37%

* Excludes Fund's Short-Term Investment positions.

THE ADIRONDACK SMALL CAP FUND

PERFORMANCE ILLUSTRATION

SEPTEMBER 30, 2018 (UNAUDITED)

Adirondack Small Cap Fund

Comparison of the Change in Value of a $10,000 Investment in the Adirondack Small Cap Fund, the Russell 2000 Index and the Russell 2000 Value Index.

$37,000
$35,000
$33,000
$31,000
$29,000
$27,000
$25,000
$23,000
$21,000
$19,000
$17,000
$15,000
$13,000
$11,000
$9,000
$7,000
$5,000
4/6/2005
9/30/2005
3/31/2006
9/30/2006
3/31/2007
9/30/2007
3/31/2008
9/30/2008
3/31/2009
9/30/2009
3/31/2010
9/30/2010
3/31/2011
9/30/2011
3/31/2012
9/30/2012
3/31/2013
9/30/2013
3/31/2014
9/30/2014
3/31/2015
9/30/2015
3/31/2016
9/30/2016
3/31/2017
9/30/2017
3/31/2018
9/30/2018
Adirondack Small Cap Fund $34,970
Russell 2000 Index $33,106
Russell 2000 Value Index $28,549

Average Annual Total Returns (a) (for periods ended September 30, 2018)
	Six Months	1 Year	3 Year	5 Year	10 Year	Since Inception
Adirondack Small Cap Fund *	8.60%	6.25%	13.00%	7.98%	12.46%	9.73%
Russell 2000 Index **	11.60%	15.24%	17.12%	11.07%	11.11%	9.28%
Russell 2000 Value Index ***	10.04%	9.33%	16.12%	9.92%	9.52%	8.09%

(a)  The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

* Initial public offering of shares was April 6, 2005.

**The Russell 2000 is a common benchmark for mutual funds that identify themselves as "small-cap".  It is a widely quoted measure of the overall performance of the small-cap to mid-cap company shares.

***Russell 2000 Value Index: Measures the performance of those Russell 2000 companies with lower price/book ratios and lower predicted growth rates.

This chart assumes an initial investment of $10,000 made on April 6, 2005. Past performance doesn't guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, maybe worth more or less then their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes. The Fund’s gross total operating expenses as of its last prospectus is 1.23%.

Current performance may be higher or lower than the performance quoted.  Performance information current to the most recent month-end may be obtained by calling 1-888-686-2729.

THE ADIRONDACK SMALL CAP FUND

PORTFOLIO ILLUSTRATION

SEPTEMBER 30, 2018 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Sectors are categorized using Morningstar® classifications.

THE ADIRONDACK SMALL CAP FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018 (UNAUDITED)

Shares		Value

COMMON STOCKS - 90.80%

Accident & Health Insurance - 1.28%
158,697	CNO Financial Group, Inc.	$ 3,367,550

Air Transportation Scheduled - 1.36%
184,505	JetBlue Airways Corp. *	3,572,017

Aircraft & Parts - 1.75%
196,693	Triumph Group, Inc.	4,582,947

Biotechnology Research & Products - 0.85%
559,670	Trinity Biotech PLC. ADR *	2,238,680

Business Services, NEC - 1.65%
191,734	Conduent, Inc. *	4,317,850

Cogeneration Services & Small Power Producers - 2.37%
381,965	Covanta Holding Corp.	6,206,931

Computer Programming, Data Processing, Etc. - 0.18%
161,808	AutoWeb, Inc. *	478,952

Crude Petroleum & Natural Gas - 4.57%
772,716	Advantage Oil & Gas Ltd. (Canada) *	2,146,914
113,200	Carrizo Oil & Gas, Inc. *	2,852,640
704,221	Southwestern Energy Co. *	3,598,569
754,860	Tetra Technologies, Inc. *	3,404,419
		12,002,542
Deep Sea Foreign Transportation of Freight - 1.99%
394,837	Ardmore Shipping Corp. (Bermuda) *	2,566,441
53,752	Seacor Holdings, Inc. *	2,655,886
		5,222,327
Drilling Oil & Gas Wells - 1.49%
207,140	Rowan Cos. PLC. *	3,900,446

Electric Lighting & Wiring Equipment - 1.14%
371,872	LSI Industries, Inc.	1,710,611
1,328,938	Orion Energy Systems, Inc. *	1,275,780
		2,986,391

The accompanying notes are an integral part of these financial statements.

THE ADIRONDACK SMALL CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

SEPTEMBER 30, 2018 (UNAUDITED)

Shares		Value

Electronic Components & Accessories - 1.38%
177,911	Vishay Intertechnology, Inc.	$ 3,620,489

Fabricated Plate Work (Boiler Shops) - 1.38%
196,000	McDermott International, Inc. *	3,612,280

Finance Services - 1.84%
3,482,972	WMIH Corp. *	4,841,331

Games, Toys & Children's Vehicles (No Dolls & Bicycles) - 0.41%
426,543	JAKKS Pacific, Inc. *	1,087,685

Glass Containers - 2.61%
364,138	Owens-Illinois, Inc. *	6,842,153

Gold And Silver Ores - 1.19%
211,403	Pan American Silver Corp. (Canada)	3,120,308

Greeting Cards - 1.11%
204,214	CSS Industries, Inc.	2,905,965

Heavy Construction Other Than Building Construction-Contractors - 0.43%
530,949	Williams Industrial Services Group, Inc. *	1,125,612

Industrial & Commercial Fans & Blowers & Air Purifying Equipment - 0.42%
139,626	CECO Environmental Corp. *	1,100,253

Instruments for Measuring & Testing of Electricity & Electronic Signals - 0.73%
134,941	Xcerra Corp. *	1,925,608

Investment Advice - 0.41%
25,910	Oaktree Capital Group, LLC.	1,072,674

Laboratory Analytical Instruments - 0.98%
489,320	Harvard Bioscience, Inc. *	2,568,930

Life Insurance - 3.73%
1,015,241	Genworth Financial, Inc. Class A *	4,233,555
17,389	National Western Life Group, Inc. Class A *	5,550,569
		9,784,124

The accompanying notes are an integral part of these financial statements.

THE ADIRONDACK SMALL CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

SEPTEMBER 30, 2018 (UNAUDITED)

Shares		Value

Meat Packing Plants - 1.34%
947	Seaboard Corp.	$ 3,513,408

Metal Mining - 2.42%
500,856	Cleveland Cliffs, Inc. *	6,340,837

Miscellaneous Chemical Products - 1.18%
96,764	Orion Engineered Carbons S.A. (Luxembourg)	3,106,124

Motor Vehicle Parts & Accessories - 2.71%
74,300	Dana, Inc.	1,387,181
521,276	Horizon Global Corp. *	3,716,698
34,362	Lydall, Inc. *	1,481,002
17,064	Tower International, Inc.	516,186
		7,101,067
Newspapers: Publishing or Publishing & Printing - 0.50%
597,008	TheStreet, Inc. *	1,313,418

Oil & Gas Filed Machinery & Equipment - 0.15%
127,817	Superior Drilling Products, Inc. *	407,736

Operative Builders - 0.85%
179,437	TRI Pointe Group, Inc. *	2,225,019

Orthopedic, Prosthetic, & Surgical Appliances & Supplies - 1.25%
225,126	Invacare Corp.	3,275,583

Primary Production of Aluminum - 1.38%
302,932	Century Aluminum Co. *	3,626,096

Primary Smelting & Refining of Nonferrous Metals - 1.43%
458,371	Ferroglobe PLC. (United Kingdom)	3,744,891

Printed Circuit Boards - 3.30%
446,532	Celestica, Inc. (Canada) *	4,835,942
138,754	Sanmina Corp. *	3,829,610
		8,665,552
Pumps & Pumping Equipment - 0.23%
102,222	Ampco Pittsburgh Corp. *	603,110

The accompanying notes are an integral part of these financial statements.

THE ADIRONDACK SMALL CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

SEPTEMBER 30, 2018 (UNAUDITED)

Shares		Value

Retail-Auto Dealers & Gasoline Stations - 0.92%
424,370	TravelCenters of America LLC. *	$ 2,418,909

Retail-Miscellaneous Shopping Goods Stores - 1.85%
1,510,866	Office Depot, Inc.	4,849,880

Retail-Women's Clothing Stores - 1.08%
325,730	Chicos Fas, Inc.	2,824,079

Savings Institution, Federally Chartered - 0.60%
94,706	Brookline Bancorp, Inc.	1,581,590

Security Brokers, Dealers, & Flotation Companies - 3.72%
427,268	Cowen Group, Inc. Class A *	6,964,468
106,257	Greenhill & Co., Inc.	2,799,872
		9,764,340
Semiconductors & Related Devices - 0.10%
272,975	QuickLogic Corp. *	272,975

Services-Computer Integrated Systems Design - 3.74%
521,177	Allscripts Healthcare Solutions, Inc. *	7,426,772
581,399	Aerohive Networks, Inc. *	2,395,364
		9,822,136
Services-Computer Programming Services - 0.06%
50,580	RealNetworks, Inc. *	148,705

Services-Miscellaneous Business Services - 2.28%
333,839	Donnelley Financial Solutions, Inc. *	5,982,395

Services-Miscellaneous Equipment Rental & Leasing - 1.64%
304,786	FLY Leasing Ltd. ADR *	4,297,483

Special Industry Machinery - 0.60%
148,971	Manitex International, Inc. *	1,568,665

Sporting & Athletic Goods, NEC - 2.86%
679,102	Clarus Corp.	7,504,077

Surety Insurance - 2.39%
470,300	MGIC Investment Corp. *	6,259,693

The accompanying notes are an integral part of these financial statements.

THE ADIRONDACK SMALL CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

SEPTEMBER 30, 2018 (UNAUDITED)

Shares		Value

Surgical & Medical Instruments & Apparatus - 0.94%
547,511	Accuray, Inc. *	$ 2,463,800

Telephone & Telephone Apparatus - 5.50%
329,650	ADTRAN, Inc.	5,818,323
198,700	Ciena Corp. *	6,207,388
329,130	Infinera Corp. *	2,402,649
		14,428,360
Telephone Communications (No Radio Telephone) - 2.47%
457,919	Vonage Holdings Corp. *	6,484,133

Television Broadcasting Stations - 2.75%
412,740	Gray Television, Inc. *	7,222,950

Title Insurance - 2.29%
133,535	Stewart Information Services, Corp.	6,010,410

Water Supply - 0.32%
72,046	Pure Cycle Corp. *	832,131

Wholesale - Groceries & General Line - 1.43%
125,100	United Natural Foods, Inc. *	3,746,745

Wholesale - Medical, Dental & Hospital Equipment & Supplies - 0.26%
27,600	Patterson Companies, Inc.	674,820

Women's, Misses', Children's & Infants' Undergarments - 1.01%
117,020	Guess, Inc.	2,644,652

TOTAL FOR COMMON STOCKS (Cost $201,090,939) - 90.80%		238,209,814

PREFERRED STOCK - 1.21%

Life Insurance - 1.21%
177,929	Phoenix Companies, Inc. 7.45% 1/15/32	3,170,695
TOTAL FOR PREFERRED STOCK (Cost $3,655,852) - 1.21%		3,170,695

REAL ESTATE INVESTMENT TRUST - 2.24%
178,512	Investors Real Estate Trust	1,067,502
654,952	MFA Financial, Inc.	4,813,897
TOTAL REAL ESTATE INVESTMENT TRUST (Cost $5,532,119) - 2.24%		5,881,399

The accompanying notes are an integral part of these financial statements.

THE ADIRONDACK SMALL CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

SEPTEMBER 30, 2018 (UNAUDITED)

Shares		Value

SHORT-TERM INVESTMENT - 5.99%
15,702,866	Federated Treasury Obligation Fund - Institutional Shares 1.98% **	$ 15,702,866
TOTAL SHORT-TERM INVESTMENT (Cost $15,702,866) - 5.99%		15,702,866

TOTAL INVESTMENTS (Cost $225,981,776) - 100.24%		262,964,774

LIABILITIES IN EXCESS OF OTHER ASSETS, NET - (0.24)%		(629,507)

NET ASSETS - 100.00%		$ 262,335,267

* Non-income producing securities during the period.

** Variable rate security; the money market rate shown represents the yield at September 30, 2018.

ADR - American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

THE ADIRONDACK SMALL CAP FUND

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2018 (UNAUDITED)

Assets:
Investments in Securities, at Value (Cost $225,981,776)	$ 262,964,774
Cash	6,335
Receivables:
Securities Sold	60,778
Dividends and Interest	374,461
Shareholder Subscriptions	120,611
Prepaid Expenses	29,029
Total Assets	263,555,988
Liabilities:
Securities Purchased	847,713
Shareholder Redemptions	109,318
Due to Advisor	235,654
Due to Trustees	1,117
Accrued Expenses	26,919
Total Liabilities	1,220,721

Net Assets	$ 262,335,267

Net Assets Consist of:
Paid In Capital	$ 199,047,854
Distributable Earnings	63,287,413
Net Assets, for 11,286,467 Shares Outstanding	$ 262,335,267

Net Asset Value Per Share	$ 23.24

The accompanying notes are an integral part of these financial statements.

THE ADIRONDACK SMALL CAP FUND

STATEMENT OF OPERATIONS

        For the Six Months Ending September 30, 2018 (UNAUDITED)

Investment Income:
Dividends (net of $6,445 of foreign tax withheld)	$ 1,202,945
Interest	351,095
Total Investment Income	1,554,040

Expenses:
Advisory	1,428,687
Transfer Agent	38,382
Legal	8,935
Custodian	13,565
Audit	9,000
Trustee	40,500
Chief Compliance Officer	15,249
Insurance	5,846
Registration and Filing Fees	19,683
Printing & Mailing	14,036
Miscellaneous Fees	4,180
Total Expenses	1,598,063

Net Investment Loss	(44,023)

Realized and Unrealized Gain on Investments:
Realized Gain on Investments	10,754,674
Net Change in Unrealized Appreciation on Investments	10,576,925
Realized and Unrealized Gain on Investments	21,331,599

Net Increase in Net Assets Resulting from Operations	$ 21,287,576

The accompanying notes are an integral part of these financial statements.

THE ADIRONDACK SMALL CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	(Unaudited)
	Six Months
	Ended	Year Ended
	9/30/2018	3/31/2018
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (44,023)	$ (188,871)
Net Realized Gain on Investments	10,754,674	26,209,626
Unrealized Appreciation (Depreciation) on Investments	10,576,925	(16,114,491)
Net Increase in Net Assets Resulting from Operations	21,287,576	9,906,264

Distributions to Shareholders:
Net Investment Income	-	-
Realized Gains	-	(23,410,716)
Total Dividends and Distributions Paid to Shareholders	-	(23,410,716)

Capital Share Transactions	(8,156,805)	(20,301,329)

Total Increase (Decrease) in Net Assets	13,130,771	(33,805,781)

Net Assets:
Beginning of Period	249,204,496	283,010,277

End of Period	$ 262,335,267	$ 249,204,496

The accompanying notes are an integral part of these financial statements.

THE ADIRONDACK SMALL CAP FUND

FINANCIAL HIGHLIGHTS

Selected date for a share outstanding throughout the period:

	(Unaudited)
	Six Months
	Ended		Years Ended
	9/30/2018		3/31/2018	3/31/2017	3/31/2016	3/31/2015	3/31/2014

Net Asset Value, at Beginning of Period	$ 21.40		$ 22.61	$ 19.05	$ 22.07	$ 22.94	$ 17.96

Income From Investment Operations:
Net Investment Income (Loss) *	(0.00)	†	(0.02)	(0.03)	(0.03)	(0.02)	(0.05)
Net Gain (Loss) on Securities (Realized and Unrealized)	1.84		1.07	4.30	(2.33)	0.63	5.98
Total from Investment Operations	1.84		1.05	4.27	(2.36)	0.61	5.93

Distributions:
Net Investment Income	-		-	-	-	-	-
Realized Gains	-		(2.26)	(0.71)	(0.66)	(1.48)	(0.95)
Total from Distributions	-		(2.26)	(0.71)	(0.66)	(1.48)	(0.95)

Proceeds from Redemption Fees † ***	-		-	-	-	-	-

Net Asset Value, at End of Period	$ 23.24		$ 21.40	$ 22.61	$ 19.05	$ 22.07	$ 22.94

Total Return **	8.60%	(b)	4.12%	22.39%	(10.71)%	2.87%	33.17%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 262,335		$ 249,204	$ 283,010	$ 285,647	$ 264,989	$ 284,176
Ratio of Expenses to Average Net Assets
Before Waivers/Recapture	1.22%	(a)	1.26%	1.29%	1.32%	1.37%	1.38%
After Waivers/Recapture	1.22%	(a)	1.26%	1.29%	1.32%	1.37%	1.41%
Ratio of Net Investment Income (Loss) to Average Net Assets
Before Waivers/Recapture	(0.03)%	(a)	(0.07)%	(0.14)%	(0.13)%	(0.11)%	(0.20)%
After Waivers/Recapture	(0.03)%	(a)	(0.07)%	(0.14)%	(0.13)%	(0.11)%	(0.23)%
Portfolio Turnover	18.46%	(b)	37.67%	38.06%	32.02%	37.36%	32.97%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the year.

** Assumes reinvestment of dividends.

*** Redemption fees were eliminated for transactions beginning 8/1/2013.

†  Amount less than $0.005 per share.

(a) Annualized.

(b) Not annualized.

The accompanying notes are an integral part of these financial statements.

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2018 (UNAUDITED)

Note 1. Organization

The Adirondack Small Cap Fund (the “Fund”) is the only series of Adirondack Funds (the “Trust”), an open-end, diversified, investment company that was organized as an Ohio business trust on December 8, 2004.  The Trust is permitted to issue an unlimited number of shares of beneficial interest of separate series. The Fund commenced investment operations April 6, 2005. The Fund’s investment objective is long-term capital appreciation. The Fund’s principal investment strategy is to invest in a diversified portfolio of equity securities of small capitalization companies that the Fund’s investment adviser, Adirondack Research & Management, Inc. (the “Advisor”), believes are undervalued.

Note 2. Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in the preparation of their financial statements.  The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946, including Financial Accounting Standards Board (FASB) Accounting Standard Update (ASU) 2013-08 applicable to investment companies.

Security Valuation: All investments in securities are recorded at their estimated fair value according to the procedures described in Note 3.

Foreign currency: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.  The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Financial futures contracts: The Fund may invest in financial futures contracts solely for the purpose of hedging its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing securities markets or interest rates. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit).

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2018 (UNAUDITED)

Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes a gain or loss equal to the change in daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.  The Fund did not invest in any financial futures contracts during the six months ended September 30, 2018.

Federal Income Taxes:  The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2015 through 2017 or expected to be taken on the Fund’s 2018 tax returns. The Fund identifies its major tax jurisdiction as U.S. federal, however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Distributions to Shareholders:  The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on the ex-dividend date.

Other:  The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums are amortized over the useful lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Use of Estimates:  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Subsequent Events:  Management has evaluated the impact of all subsequent events on the Fund through the issuance of these financial statements and has noted no such events requiring disclosure.

Note 3. Security Valuations

Processes and Structure

The Board of Trustees has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board of Trustees.

Fair Value Pricing Policy

The Board of Trustees has adopted guidelines for Fair Value Pricing, and has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board of Trustees.  If market quotations are not readily available, the security will be valued at fair value (the amount which the owner might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Advisor (“Fair Value” Pricing), subject to review by the Board of Trustees.  The Advisor must use reasonable diligence in determining whether market quotations are readily available.  If, for example, the Advisor determines that one source of market value is unreliable, the Advisor must diligently seek market quotations from other sources, such as other brokers or pricing services, before concluding that market quotations are not available.  Fair Value Pricing is not permitted when market quotations are readily available.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•

Level 2. Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the company's own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks, preferred stocks and real estate investment trusts). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange traded funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in Level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in Level 2.

Short term investments.  Short term investments are valued using amortized cost, which approximates fair value.  These securities will be categorized in Level 1 of the fair value hierarchy.

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2018 (UNAUDITED)

The following table summarizes the inputs used to value the Fund’s assets and liabilities measured at fair value as of September 30, 2018:

	Financial Instruments—Assets
Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$ 238,209,814	$ -	$ -	$ 238,209,814
Preferred Stocks *	-	3,170,695	-	3,170,695
Real Estate Investment Trust	5,881,399	-	-	5,881,399
Short-Term Investment	15,702,866	-	-	15,702,866
	$ 259,794,079	$ 3,170,695	$ -	$ 262,964,774

The Fund did not hold any Level 3 assets during the six months ended September 30, 2018. The Fund did not hold any derivative instruments at any time during the six months ended September 30, 2018.

* Industry classifications of these categories are detailed on the Fund’s Schedule of Investments.

Note 4. Investment Management Agreement

The Fund has a management agreement (the “Agreement”) with the Advisor to furnish investment advisory and management services to the Fund. Gregory A. Roeder and Matthew Reiner, each an officer of the Fund, are shareholders of the Advisor. Louis Morizio is also a shareholder of the Advisor. Under the Agreement, the Advisor earns a monthly fee from the Fund.  Prior to August 1, 2018, the monthly fee is based on an annual rate of 1.10% of the Fund’s average daily net assets.  Effective August 1, 2018, the monthly fee is based on an annual rate of 1.08% of the Fund’s average daily net assets.  Effective August 1, 2018 through August 1, 2019, the Advisor agreed to waive fees or reimburse the Fund should the total operating expenses of the Fund exceed 1.48%.  The Advisor’s obligation to waive fees or reimburse expenses excludes brokerage fees and commissions, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), taxes, extraordinary expenses, and costs of acquired funds. Any waiver or reimbursement by the Advisor is subject to repayment by the Fund within three years after the waived and/or reimbursed expenses occurred, if the Fund is able to make repayment without exceeding the lessor of its current expense limitation or the expense limitation in effect at the time of the reduction, and the repayment is approved by the Board of Trustees.  For the six months ended September 30, 2018, the Advisor earned advisory fees of $1,428,687.  As of September 30, 2018, the Fund owed the Advisor $235,654.

Note 5.  Distribution Agreement

The Fund entered into a Distribution Agreement with Rafferty Capital Markets, LLC (“RCM”) on May 30, 2014 (which became effective July 1, 2014), after approval of the Distribution Agreement by the Board of Trustees at a meeting held on May 16, 2014.

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2018 (UNAUDITED)

Under the Distribution Agreement, RCM acts as the Fund’s principal underwriter in connection with the offering and sale of shares of the Fund.  The Advisor, from its own resources, and not the Fund, is responsible for the payment of the distribution fees to RCM in the amount of $15,000 per year and also any other out-of-pocket expenses which are disclosed in the Distribution Agreement between the Fund and RCM.

Note 6. Capital Share Transactions

The Fund is authorized to issue an unlimited number of shares of separate series.  The total paid-in capital was $199,047,854 as of September 30, 2018.  Transactions in capital for the six months ended September 30, 2018 and year ended March 31, 2018 were as follows:

	September 30, 2018		March 31, 2018
	Shares	Amount	Shares	Amount
Shares sold	943,584	$ 21,252,461	2,594,566	$ 59,106,843
Shares reinvested	-	-	1,025,835	23,163,352
Shares redeemed	(1,299,651)	(29,409,266)	(4,492,587)	(102,571,524)
Net decrease	(356,067)	$ (8,156,805)	(872,186)	$ (20,301,329)

Note 7. Investment Transactions

For the six months ended September 30, 2018, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $43,839,265 and $48,591,790, respectively.

Note 8. Tax Matters

As of September 30, 2018, the tax basis components of unrealized appreciation (depreciation) and cost of investment securities were as follows:

Federal tax cost of investments, including short-term investments *	$ 226,832,408

Gross tax appreciation of investments	$ 52,725,463

Gross tax depreciation of investments	(16,593,097)

Net tax appreciation of investments	$ 36,132,366

The Fund’s tax basis capital gains and losses and undistributed ordinary income are determined only at the end of each fiscal year.  For tax purposes, at March 31, 2018, the following represents the tax basis capital gains and losses and undistributed ordinary income:

Undistributed Long-Term Capital Gain	$ 15,407,747
Undistributed Ordinary Income	1,520,612
Post December Ordinary Loss	(169,639)
Net Unrealized Appreciation of Investments	25,241,117
Total Distributable Earnings	$ 41,999,837

* The difference between the book cost and tax cost of investments represents the tax deferral of losses on wash sales.

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2018 (UNAUDITED)

The undistributed ordinary income and capital gains (losses) shown may differ from corresponding accumulated net investment income and accumulated net realized gain (loss) reported on the statement of assets and liabilities due to different book/tax treatment of short-term capital gains and due to certain temporary book/tax differences due to the tax deferral of losses on wash sales.

Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred after December 31st may be deferred and treated as occurring on the first day of the following year. The Fund’s carryforward losses, post-October losses and post-December losses are determined only at the end of each fiscal year. As of March 31, 2018, the Fund elected to defer net ordinary losses in the amount of $169,639.

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

The tax character of distributions paid during the years ended March 31, 2018 and 2017 were as follows:

	March 31, 2018	March 31, 2017
Ordinary Income	$ 3,256,972	$ 260,814
Long-term Gain	$ 20,153,744	$ 8,647,748

Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain/loss.  Undistributed net investment income and accumulated undistributed net realized gain/loss on investment transactions may include temporary book and tax differences which reverse in subsequent periods.  Any taxable income or gain remaining at fiscal year-end is distributed in the following year.

Note 9.  Commitments and Contingencies

In the normal course of business, the Fund may enter into contracts that may contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

Note 10. Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund, under section 2(a)(9) of the Investment Company Act of 1940, as amended.  As of September 30, 2018, National Financial Service Corp., and Charles Schwab & Co., for the benefit of its customers, each owned approximately 42% and 26%, respectively, of the Fund.

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2018 (UNAUDITED)

Note 11.  New Accounting Pronouncements

In March 2017, FASB issued ASU No. 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). The amendments in ASU 2017-08 shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. ASU 2017-08 does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and disclosures.

THE ADIRONDACK SMALL CAP FUND

EXPENSE ILLUSTRATION

SEPTEMBER 30, 2018 (UNAUDITED)

Expense Example

As a shareholder of The Adirondack Small Cap Fund, you incur ongoing costs which typically consist of: management fees, custody fees, transfer agent fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2018 through September 30, 2018.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only.  Therefore, the second line of the table is useful in comparing your ongoing costs only, and will not help you determine the relative total costs of owning different funds.  If transactional costs were included where applicable, your costs may be higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	April 1, 2018	September 30, 2018	April 1, 2018 to September 30, 2018

Actual	$1,000.00	$1,085.98	$6.38
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.95	$6.17

* Expenses are equal to the Fund's annualized expense ratio of 1.22%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

THE ADIRONDACK SMALL CAP FUND

TRUSTEES AND OFFICERS

SEPTEMBER 30, 2018 (UNAUDITED)

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended.  Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.

Name, Address and Year of Birth	Position & Length of Time Served with the Trust	Number of Portfolios Overseen	Principal Occupations and Directorships During Past 5 Years
Kevin Gallagher 2390 Western Avenue, Guilderland, NY 12084 Year of Birth: 1964	Trustee since March 2005	1	Owner and Managing Partner of Panurgy NY Metro, LLC (information technology services firm) since 2004.
Wade Coton 2390 Western Avenue, Guilderland, NY 12084 Year of Birth: 1968	Trustee since March 2005	1	Owner, Manchester Homes, LLC since March 2013. Home Builder and Developer, LDM Management Group Inc. from January 2007 to February 2013.
Norman Joseph Plourde 2390 Western Avenue, Guilderland, NY 12084 Year of Birth: 1963	Trustee since March 2005	1	Principal and General Manager of Operations (from August 2006 to December 2014), President (since January 2015), Ideal Wood Products.

The following table provides information regarding each Director who is an “interested person” of the Company, as defined in the Investment Company Act of 1940, and each officer of the Trust.

Name, Address and Year of Birth	Position & Length of Time Served with the Trust	Number of Portfolios Overseen	Principal Occupations and Directorships During Past 5 Years
Gregory A. Roeder 2390 Western Avenue, Guilderland, NY 12084 Year of Birth: 1963	President since March 2005	N/A	President and Portfolio Manager, Adirondack Research & Management, Inc. from 2004 to present.
Jarrod H. Becker 45 Nashville Rd. Jericho, VT 05465 Year of Birth: 1977	Secretary since 2011; Chief Compliance Officer since 2010	N/A

Chief Compliance Officer, Adirondack Research & Management, Inc. from July 2013 to present.  Business Manager, Northern Vermont Resource Conservation and Development Council, Inc. (non-profit) from April 2005 to December 2013.

Matthew P. Reiner 2390 Western Avenue, Guilderland, NY 12084 Year of Birth: 1965	Treasurer and Principal Financial Officer since March 2005	N/A	CFO and Portfolio Manager, Adirondack Research & Management, Inc. from February 2005 to present.

The Fund’s Statement of Additional Information contains additional information about the Trustees and Officers, and is available without charge by calling (888) 686-2729.

Portfolio Holdings – The Fund files a complete schedule of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on June 30 and December 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call (800) 732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at (888) 686-2729, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (888) 686-2729 and (2) from Fund documents filed with the SEC on the SEC's website at www.sec.gov.  A review of how the Fund voted on company proxies can be obtained at the Fund’s transfer agent’s website, www.mutualss.com.

Renewal of Management Agreement

At a meeting of the Board of Adirondack Funds (held May 25, 2018), the Board of Trustees considered renewal of the advisory contract (“Management Agreement”) with Adirondack Research & Management, Inc. (“Advisor”). The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Management Agreement, and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Management Agreement.

The Board considered several items when determining whether to renew the Management

Agreement, including:

1.

Quality/Nature of Services of ARMI to the Fund.

The Trustees agreed that they were highly satisfied with the quality and nature of services the Fund receives from the Advisor; they were consistent with what the Trustees expected.  Among other factors, the Trustees noted that:

•

The Advisor continued to provide administrative services to the Fund at no cost to the Fund, when normally these services are provided by an administrator and charged to the shareholder.

THE ADIRONDACK SMALL CAP FUND

ADDITIONAL INFORMATION (CONTINUED)

SEPTEMBER 30, 2018 (UNAUDITED)

•

The Advisor’s compliance continues to operate at a high level.

•

The shareholders are benefitting from the quality of the Advisor’s trade execution.

The Trustees believe the Advisor continues to provide high quality services to shareholders of the Fund and they remain optimistic about the future.

1.

Performance

The Trustees reviewed the Fund’s performance and were pleased with its long term performance.  While the Fund has underperformed versus its peer group and its benchmark for the one, three, and five year periods, it has outperformed both groups since the Fund’s inception in 2005.  Additionally, the Fund received its third Lipper award in February.  The Adirondack Small Cap Fund was named best Small Cap Value Fund during the ten-year time period ending 12/31/17 for its consistently strong risk-adjusted performance relative to its peers.  The Fund was recognized previously in 2011 for its three-year performance and in 2013 for its five-year performance.  The Adirondack Small Cap Fund is the only small cap value fund that has won a Lipper Award for all three time periods.

2.

 Management Fee

Taking into consideration the Advisor’s high quality of service, the Board deemed the Management Fee reasonable.  The Trustees considered that, while the Management Fee remained above the peer median and average, the high level of research and active management provided by the Advisor was likely to continue to benefit the Fund’s shareholders.

3.

 Profitability

The Trustees reviewed the profitability of the Advisor.  Specifically, the Trustees considered the gross and net advisory fees earned by the Advisor as well as the direct expenses of the Advisor for servicing the Fund.  Trustees reviewed the revenue, recoupment, and finances of the Advisor.  The Trustees concluded the profitability to be reasonable both in terms of dollars earned and as a percentage of revenue considering the services provided by the Advisor.

THE ADIRONDACK SMALL CAP FUND

ADDITIONAL INFORMATION (CONTINUED)

SEPTEMBER 30, 2018 (UNAUDITED)

4.

 Economies of Scale

For the past few years economies of scale have had a positive impact on reducing shareholder fees.  This benefit accrued both from lower management fees and leverage on the other shareholder expenses.  The Trustees discussed the Fund’s decrease in assets over the past year.  Even with fewer assets, economies of scale continued to be realized to an extent similar to that of prior years because the Advisor has been able to keep expenses stable.  The Trustees acknowledged that the Advisor will reevaluate its staffing needs if the Fund grows.  The Trustees agreed that bolstered infrastructure and continued stability of the Advisor should benefit shareholders.  The Trustees also agreed that, in light of all of the information considered, the absence of breakpoints was acceptable.

Having requested and received such information from the Advisor as the Trustees believed to be reasonably necessary to evaluate the terms of the advisory agreement, upon motion duly made and seconded, the renewal of the Management Agreement was approved by the unanimous vote of the Trustees, including the disinterested Trustees.

Board of Trustees

Wade Coton

Kevin Gallagher

Norman Joseph Plourde

Investment Adviser

Adirondack Research and Management, Inc.

2390 Western Avenue

Guilderland, NY 12084

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH  44147

Custodian

The Huntington National Bank, NA

41 South High Street

Columbus, OH  43215

Independent Registered Public Accounting Firm

Sanville & Company

1514 Old York Road

Abington, PA  19001

Legal Counsel

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, OH  43215

Distributor

Rafferty Capital Markets, LLC

1010 Franklin Avenue, Suite 300A

Garden City, NY  11530

This report is provided for the general information of the shareholders of The Adirondack Small Cap Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Registrant has not adopted procedures by which shareholders may recommend nominees to the Registrant's board of directors.

Item 11.  Controls and Procedures.

(a)

The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing of this report.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.  Not applicable.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Adirondack Funds

By /s/Gregory A. Roeder

*Gregory A. Roeder

President

Date December 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/Gregory A. Roeder

*Gregory A. Roeder

President

Date December 6, 2018

By /s/Matthew Reiner

*Matthew Reiner

Treasurer and Principal Financial Officer

Date December 6, 2018

* Print the name and title of each signing officer under his or her signature.